Supplement Dated December 29, 2000*
                   to the Prospectus Dated October 3, 2000 of
          American Express(R)Galaxy Premier Variable Annuity (45211 A)

This supplement  replaces the supplement  dated October 31, 2000 that is printed
in  the  back  of  the  American  Express(R) Galaxy   Premier  Variable  Annuity
prospectus.

The  following  subsection  is added to the "Making  the Most of Your  Contract"
section  of  the  prospectus   following  the  subsection   entitled  "Automated
dollar-cost averaging."

Tiered dollar-cost averaging program

If your contract value** is at least $10,000, you may elect to allocate any new purchase payments of at least $1,000 to either a six-month or twelve-month account under this program. You may not transfer money you previously invested in this contract into the program. If you fund this program with money from a different existing annuity or life insurance contract (1035 exchange), we base the interest rate you qualify for on the total payments we expect to receive regardless of when we receive the money.

      If your contract value** is....         we allocate your payment to...
           $10,000 - $49,999                            tier 1
           $50,000 or more                              tier 2

** Contract value includes new purchase payments or expected payments if you fund the program from a 1035 exchange.

We will credit your purchase payment with interest at the current guaranteed annual rate in effect for tier 1 or tier 2 on the date we receive your money. We credit a higher interest rate on program accounts than on the one-year fixed account. We credit a higher interest rate on tier 2 accounts than on tier 1 accounts. We will change the rates for new purchase payments from time to time at our discretion. We base these rates on competition and the interest rate we credit on the one-year fixed account at the time of the change. Once we set the interest rate for a payment, it does not change even if your contract value changes.

We apply these rates to the balance remaining in the program account and we do not credit interest after we transfer the money to the accounts you selected. We transfer money out of the program account into the accounts you selected on a monthly basis. We transfer all money out of the program within the time period (six or twelve months) you selected. If you fund this program with money from a 1035 exchange, we will deposit money into the program account as it arrives. This means that some of the money may be transferred out of the program in less than the time period you selected (six or twelve months) and you may receive less total interest than if we received all of the money at one time. If we receive the last of the money from your 1035 exchange after the expiration of the six-month or twelve-month period, you have the option of allocating this money to another program account (if available) or any accounts you select.

If you have money in the program, you will not be able to allocate additional purchase payments to the program unless another interest rate is in effect. You may not use a new payment to fund a tier 1 program account if your contract value qualifies you for a tier 2 program account.

You may not participate in this program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in this program and the automatic rebalancing program as long as your subaccount asset allocation matches between the programs. If you elect to change your subaccount asset allocation under one program, we will automatically change it to match under the other program. If you have more than one account in this program, the asset allocation for each account may be different as long as you are not also participating in the automatic rebalancing program.

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You may terminate  participation  in this program at any time. If you do so, you will no longer receive the guaranteed annual interest rate on any remaining balance in the program account. If you terminate the program, or we are unable to accept new money into the program, we will allocate that money using the accounts you selected for the program or in any other manner you specify.

We can modify the terms of this program or discontinue this program at any time. Any modifications will not affect money already in the program.

*45211-11 A (12/00)
Valid until April 30, 2001